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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                April 17, 1997
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              Date of Report (Date as of earliest event reported)



                       KinderCare Learning Centers, Inc.
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             (Exact name of registrant as specified in its charter)



      Delaware                                      0-17098                            63-0941966
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     (State or other jurisdiction                (Commission                         (IRS  Employer
       of incorporation)                         File Number)                      Identification No.)



                             2400 Presidents Drive
                           Montgomery, Alabama 36116
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                    (Address of principal executive offices)



                                (334) 277-5090
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              (Registrant's telephone number, including area code)



                                      N/A
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         (Former name or former address, if changed since last report)


                              Page 1 of 5 Pages
                             Exhibit Index begins
                                  on Page 4
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Item 4.  Change In Registrant's Certifying Accountant

         On April 14, 1997, the Company engaged Deloitte & Touche LLP as independent accountants to audit the Company's financial statements for the fiscal year ending May 30, 1997 and elected not to renew the engagement of the Company's previous accountants, KPMG Peat Marwick LLP. The decision was approved by the Company's Board of Directors.

         In connection with the audits of the fiscal years ended June 2, 1995 and May 31, 1996, and for all subsequent periods through April 14, 1997, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. No adverse opinions or disclaimers of opinions were given by KPMG Peat Marwick LLP during the fiscal years ended
June 2, 1995 and May 31, 1996, and for all subsequent periods through April 14, 1997, nor were any of their opinions qualified or modified as to uncertainty, audit scope, or accounting principle during the time KPMG Peat Marwick LLP was engaged.

         The Company has requested that KPMG Peat Marwick LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 17, 1997, is filed as Exhibit 16 to this form 8-K.

         The Company engaged Deloitte & Touche LLP as its new independent accountants and tax advisors as of April 14, 1997. During the two most recent years and through April 14, 1997, the Company has not consulted with Deloitte & Touche LLP on items which (1) were or should have been subject to SAS 50 or (2) concern the subject matter of a disagreement or reportable event with the former auditor [as described in Regulation S-K, Item 304(a)(2)].





Item 7.  Financial Statement and Exhibits

(c)      Exhibits

         Reference is made to the Exhibit Index annexed hereto and made a part hereof.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KINDERCARE LEARNING CENTERS, INC.



Date:    April 18, 1997                 By:   /s/ DAVID J. JOHNSON
                                           -----------------------------------
                                              David J. Johnson
                                              Chairman of the Board of Directors
                                              & Chief Executive Officer

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                                 EXHIBIT INDEX


Exhibit Number            Description

     16                   Letter from KPMG Peat Marwick LLP